UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2004

                               NORDSON CORPORATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      OHIO
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          0-7977                                         34-0590250
------------------------                    ------------------------------------
(Commission file number)                    (I.R.S. Employer Identification No.)

                       28601 Clemens Road, Westlake, Ohio
         --------------------------------------------------------------
                    (Address of principal executive offices)

                                      44145
         --------------------------------------------------------------
                                   (Zip Code)

                                 (440) 892-1580
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      c.)   Exhibits

            Press release of Nordson Corporation dated May 26, 2004.

Item 12. Results of Operations and Financial Condition

On May 26, 2004, Nordson Corporation issued a press release relating to its results of operations for the second quarter of 2004. A copy is attached as
Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2004                                     Nordson Corporation

                                              By: /s/ Peter S. Hellman
                                                  ------------------------------
                                                  President, Chief Financial and
                                                  Administrative Officer

                                             And: /s/ Nicholas D. Pellecchia
                                                  ------------------------------
                                                  Vice President, Finance and
                                                  Controller

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                                    Form 8-K
                                  Exhibit Index

Exhibit
Number
-------
99       Press release of Nordson Corporation dated as of May 26, 2004.